Exhibit 10.3

SUPPLEMENTAL AGREEMENT NO. 3

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 3 (SA-3), entered into as of May 22, 2015 (SA-3 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer has notified Boeing of its election to [*CTR].

PA 03735	SA-3, Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1	Table of Contents.

The “Table Of Contents” to the Purchase Agreement referencing SA-2 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-3 in the footer to reflect changes made to the Purchase Agreement by this SA-3. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2	Letter Agreement.

Letter Agreement No. AAL-PA-03735-LA-1106650R1 entitled “[*CTR]” is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-03735-LA-1106650R2 (attached hereto) referencing SA-3 in the footer to reflect changes made to the Purchase Agreement by this SA-3 (Revised Letter Agreement). The Revised Letter Agreement is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

3	Miscellaneous.

3.1 The Purchase Agreement is amended as set forth above, by the revised table of contents and by the Revised Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

3.2 References in the Purchase Agreement and any supplemental agreements and associated letter agreements to either:

(i) Letter Agreement No. AAL-PA-03735-LA-1106650 or

(ii) Letter Agreement No. AAL-PA-03735-LA-1106650R1

are deemed to refer to Letter Agreement No. AAL-PA-03735-LA-1106650R2.

[This space intentionally left blank]

PA 03735	SA-3, Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

May 22, 2015
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President, Fleet Planning
Title	Title

PA 03735	SA-3, Page 3
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE

1R1.	Aircraft Information Table	1

EXHIBITS

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[*CTR]
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[*CTR]
SLP1.	[*CTR]

LETTER AGREEMENTS

LA-1106648	Special Matters
LA-1106649	[*CTR]
LA-1106650R2	[*CTR]	3
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
LA-1106655	Open Matters – 737 MAX
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA-03735	TABLE OF CONTENTS, Page 1 of 2	SA-3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS, continued		SA NUMBER

LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668	[*CTR]
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673*	CS1 Special Matters
LA-1106677	[*CTR]

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735	TABLE OF CONTENTS, Page 2 of 2	SA-3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1106650R2

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.

1.	[*CTR].

[*CTR]:

AAL-PA-03735-LA-1106650R2 [*CTR]	SA-3 LA Page 1 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

2.	[*CTR].

[*CTR].

3.	[*CTR].

3.1 Notwithstanding the preceding, Customer has notified Boeing that upon execution by both parties of this Letter Agreement, [*CTR]. For the avoidance of doubt, as of the date that this Letter Agreement is accepted and agreed to (the “Effective Date”) the [*CTR].

3.2 The parties agree that on the [Effective Date, [*CTR] in accordance with Section 2 of this Letter Agreement [*CTR] the Effective Date.

AAL-PA-03735-LA-1106650R2 [*CTR]	SA-3 LA Page 2 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

5.	Assignment.

5.1 Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.

5.2 [*CTR].

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

AAL-PA-03735-LA-1106650R2 [*CTR]	SA-3 LA Page 3 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 22, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

AAL-PA-03735-LA-1106650R2 [*CTR]	SA-3 LA Page 4 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]